CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated July 24, 2000 relating to the financial statements of Carsunlimited.com, Inc. as of June 30, 2000.


                             VAN BUREN & HAUKE, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS